NUVEEN INFLATION PROTECTED SECURITIES FUND

SUPPLEMENT DATED APRIL 2, 2018

TO THE PROSPECTUS DATED OCTOBER 31, 2017

The first paragraph of the section “General Information—Dividends, Distributions and Taxes” is deleted in its entirety and replaced with the following:

The Funds declare dividends daily and pay such dividends monthly. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. The Funds declare and pay any taxable capital gains once a year at year end. Each Fund expects to declare and distribute to shareholders substantially all of its net income and net realized capital gains, if any.

With the exception of Nuveen Inflation Protected Securities Fund, each Fund seeks to pay monthly dividends at a level rate that reflects the past and projected net income of the Fund. To help maintain more stable monthly distributions, the distribution paid by any of these Funds for a particular monthly period may be more or less than the amount of net income actually earned by the Fund during such period, and any such under- (or over-) distribution of income is reflected in the Fund’s net asset value. This policy is designed to result in the distribution of substantially all of a Fund’s net income over time. Nuveen Inflation Protected Securities Fund does not attempt to pay level monthly distributions, and its distributions can be expected to fluctuate from month to month as the Fund’s net income changes.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-IPSP-0418P